UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2020

BRILLIANT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	333-237153	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Dan Ba Road, C-9, Putuo District,

Shanghai, Peoples Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 021-80125497

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share, one Right and one Redeemable Warrant	BRLIU	The Nasdaq Capital Market

Ordinary Shares, no par value per share	BRLI	The Nasdaq Capital Market

Rights, each right entitling the holder to 1/10 of one Ordinary Share	BRLIR	The Nasdaq Capital Market

Warrants, each warrant exercisable for one Ordinary Share for $11.50 per share	BRLIW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2020, Brilliant Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 4,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, no par value per share (the “Ordinary Shares”), one Right (“Right”) entitling the holder to 1/10 of one Ordinary Share of the Company, and one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $40,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-237153) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 23, 2020 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated June 23, 2020, by and between the Company and EarlyBirdCapital, Inc., as the representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	The Second Amended and Restated Memorandum and Articles of Association of Brilliant Acquisition Corporation, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated June 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated June 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	A Letter Agreement, dated June 23, 2020, by and among the Company, its officers, its directors, its advisor, Mr. Chuanwei Chen, and the Company’s sponsor, Nisun Investment Holding Limited (the “Sponsor”), copies of which are consolidated and attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated June 23, 2020, by and between the Company and the Sponosr, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated June 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated June 23, 2020, by and among the Company, the Sponsor and the investors party thereto, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Unit Purchase Agreement, dated June 23, 2020 by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated June 23, 2020 by and between the Company and the Representative, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Unit Purchase Agreement between the Company and the Sponsor, the Company completed the private sale of an aggregate of 2,400,000 Units (the “Private Placement Units”), at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,400,000. The Private Placement Units are identical to the Units sold as part of the Units in the IPO except that the Private Placement Units are not redeemable by the Company so long as they are held by the initial holders or its permitted Transferees. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) and Regulation-S of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2020 in connection with the IPO, the Company filed its Second Amended and Restated Memorandum and Articles of Association with the British Virgin Islands General Registry, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $2,400,000 of the proceeds from the IPO and the sale of the Private Placement Units was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account except as set forth in the Registration Statement.

On June 23, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 26, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 23, 2020, by and among the Company and EarlyBirdCapital, Inc.
3.1	Second Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement, dated June 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent.
4.2	Rights Agreement, dated June 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company
10.1	Letter Agreements, dated June 23, 2020, by and among the Company, its officers, directors, advisor, Mr. Chuanwei Chen, and Nisun Investment Holding Limited
10.2	Administrative Services Agreement, dated June 23, 2020, by and among the Company and Nisun Investment Holding Limited
10.3	Investment Management Trust Agreement, June 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as Trustee.
10.4	Registration Rights Agreement, dated June 23, 2020, by and among the Company, Nisun Investment Holding Limited and the investors party thereto.
10.5	Unit Purchase Agreement, dated June 23, 2020 by and between the Company and Nisun Investment Holding Limited
10.6	Business Combination Marketing Agreement, dated June 23, 2020 by and between the Company and EarlyBirdCapital, Inc.
99.1	Press Release, dated June 23, 2020
99.2	Press Release, dated June 26, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT ACQUISITION CORPORATION

	By:	/s/ Dr. Peng Jiang
Name: Dr. Peng Jiang
Title: Chief Executive Officer

Dated: June 29, 2020

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